Exhibit 10.29

September 30, 2002

Intrepid Funding Master Trust
c/o Wilmington Trust Company, as Owner-Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-001

Ladies and Gentlemen:

     The undersigned, ALLIED CAPITAL CORPORATION (the “Company”), a Maryland corporation, hereby agrees with Intrepid Funding Master Trust, a statutory business trust formed under the laws of the State of Delaware (the “Purchaser”) to modify certain terms of the Note Agreement, dated as of August 31, 2000, between the Company and the Purchaser (the “Note Agreement”) pursuant to the terms and conditions of this letter agreement (this “Letter Agreement”). Each capitalized term used and not otherwise defined herein shall have the meanings assigned to such term in the Note Agreement.

1.	Description of Notes. The second and third sentences of Section 1.1 are hereby amended and restated to read in their entirety as follows:

“Prior to the Remarketing Settlement Date on which Replacement Notes are issued, the Notes shall be substantially in the form set out in Exhibit A of the Letter Agreement, with such changes therefrom, if any, as may be approved by the Company and the Holders thereof. After the Remarketing Settlement Date on which Replacement Notes are issued, the Notes shall be substantially in the form set out in Exhibit B of the Letter Agreement, with such changes therefrom, if any, as may be approved by the Company and the Holders thereof.”.

2.	No Extension of Interest Payment Period. Section 2.6 of the Note Agreement is hereby deleted in its entirety.

3.	Additional Covenant. Section 5 of the Note Agreement is hereby amended by inserting at the end of such Section a new Section 5.17 as follows:

"Section 5.17. Maintenance of Credit Availability. The Company shall at all times maintain a minimum unutilized revolving credit commitment of $76,000,000 under the revolving credit facility established pursuant to the Bank Credit Agreement.”.

4.	Maturity Date. The definition of the term “Maturity Date” in Section 8.1 of the Note Agreement is hereby amended and restated to read in its entirety as follows:

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“‘Maturity Date’ means December 27, 2002; provided that on or after the Remarketing Settlement Date on which Replacement Notes are issued, the Maturity Date shall be the Remarketed Maturity Date”.

5.	Exchange of Notes. On the date hereof, the Company shall deliver to the Purchaser, in exchange for the Note currently held by the Purchaser, a substitute Note in the form specified in paragraph 1 of this Letter Agreement and otherwise in accordance with §10.2 of the Note Agreement, except that the Company hereby waives the ten-days notice requirement set forth in §10.2 of the Note Agreement with respect to such exchange.

6.	No Other Modification. Other than as specifically provided herein, this Letter Agreement shall not operate to modify any other terms of the Note Agreement. The Note Agreement shall remain in full force and effect after the execution of this Letter Agreement.

7.	Governing Law. This Letter Agreement shall be governed by and construed in accordance with New York law.

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The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Letter Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

ALLIED CAPITAL CORPORATION

By: /s/ Penni F. Roll
Name: Penni F. Roll
Title: Chief Financial Officer

Accepted as of the date hereof:

INTREPID FUNDING MASTER TRUST

By: Wilmington Trust Company, not in its
        Individual capacity, but solely as Owner Trustee

By: /s/ Mary Kay Pupillo
              Name: Mary Kay Pupillo
              Title: Senior Financial Services Officer

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Exhibit A

[Form of Note]

Allied Capital Corporation
Auction Rate Reset Senior Note Series A

No. 001	$75,000,000

September ______, 2002

     Allied Capital Corporation, a Maryland corporation (the “Company”), for value received, hereby promises to pay to or registered assigns on the 27th day of December, 2002 the principal amount of seventy five million dollars ($75,000,000) and to pay interest on the principal amount of this Note at such rates and at such times as are specified in Note Agreement (as defined below).

     Both the principal hereof and interest hereon are payable at the principal office of the Company in Washington, D.C. in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     This Note is one of the Auction Rate Reset Senior Notes Series A (the “Notes”) of the Company in the aggregate principal amount of $75,000,000 issued under and pursuant to the terms and provisions of the Note Agreement dated as of August 31, 2000, (the “Note Agreement”), entered into by the Company with the Purchaser named therein and as amended by the letter agreement dated as of September 30, 2002 between the Company and the Purchaser named therein, and this Note and the holder hereof are entitled with the holders of all other Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein to the extent provided in the Note Agreement. Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

     This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates in the events, on the terms and in the manner and amounts as provided in the Note Agreement.

     The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

A-1

Allied Capital Corporation

By:
Name:
Title:

A-2

Exhibit B

[Form of Replacement Note]

Allied Capital Corporation
Auction Rate Reset Senior Note Series A

No. R-
______, ______
$

     Allied Capital Corporation, a Maryland corporation (the “Company”), for value received, hereby promises to pay to or registered assigns
on the later of (1) the first anniversary of the date this Note is issued and (2) December 27, 2002
the principal amount of

DOLLARS ($____________)

     and to pay interest on the principal amount of this Note at such rates and at such times as are specified in the Note Agreement (as defined below).

     Both the principal hereof and interest hereon are payable at the principal office of the Company in Washington, D.C. in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     This Note is one of the Auction Rate Reset Senior Notes Series A (the “Notes”) of the Company in the aggregate principal amount of $75,000,000 issued under and pursuant to the terms and provisions of the Note Agreement dated as of August 31, 2000 (the “Note Agreement”), entered into by the Company with the Purchaser named therein and as amended by the letter agreement dated as of September 30, 2002 between the Company and the Purchaser named therein, and is a Replacement Note as defined in the Note Agreement. This Note and the holder hereof are entitled with the holders of all other such Replacement Notes outstanding under the Note Agreement to all the benefits provided for thereby or referred to therein to the extent provided in the Note Agreement. Reference is hereby made to the Note Agreement for a statement of such rights and benefits.

     This Note and the other Notes outstanding under the Note Agreement may be declared due prior to their expressed maturity dates in the events, on the terms and in the manner and amounts as provided in the Note Agreement.

B-1

     The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreement.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

Allied Capital Corporation

By:
Name:
Title:

B-2

September 30, 2002

Banc of America Securities LLC
600 Montgomery Street
San Francisco, California 94111

Ladies and Gentlemen:

     1.     Introduction. This agreement confirms our agreement with you (“BAS”) relating to the modification of certain terms of the Forward Issuance Agreement (the “Forward Issuance Agreement”) dated August 31, 2000, between BAS and Allied Capital Corporation, a Maryland corporation (the “Company”), as amended by the letter agreement between BAS and the Company, dated August ______, 2002, the letter agreement between BAS and the Company, dated September ______, 2002, the letter agreement between BAS and the Company, dated September 13, 2002, the letter agreement between BAS and the Company, dated September 20, 2002 and the letter agreement between BAS and the Company, dated September 27, 2002. Each capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Forward Issuance Agreement.

     2.     Issuance Period. The Issuance Period End Date shall be changed from September 30, 2002 to June 30, 2003 (the “Extension”).

     3.     Sole Underwriter. Section 2(e) of the Forward Issuance Agreement is hereby amended and restated to read in its entirety as follows:

     “(e) BAS shall act as the sole underwriter for any Issuance hereunder.”.

     4.     Additional Fees. In consideration for the Extension provided for in Paragraph 2 hereof, the Company shall, by 5:00 p.m., New York City time, on December 27, 2002, pay to BAS an amount in cash equal to the Additional Fee (as defined below), if any, by wire transfer via Fedwire of immediately available funds to an account designated by BAS. “Additional Fee” means the amount equal to the excess of $1,500,000 over the aggregate amount in U.S. dollars of the underwriting or placement discounts, commissions or fees of BAS in connection with any Issuance that has been completed prior to December 27, 2002 in accordance with the Forward Issuance Agreement. In the event that one or more Issuances are completed on or after December 27, 2002 but no later than the Issuance Period End Date in accordance with the Forward Issuance Agreement, BAS shall refund to the Company concurrently with each such Issuance all or a portion, as the case may be, of the Remaining Credit Amount (as defined below) in an amount equal to the underwriting or placement discount, commission or fee of BAS in connection with such Issuance (but not in excess of the Remaining Credit Amount). “Remaining Credit Amount” means, initially, the Additional Fee, as reduced from time to time to the extent of amounts refunded as provided in the preceding sentence. In addition, a placement fee of $1,875,000 was previously paid to BAS in connection with the issuance of the Notes, which were issued contemporaneously with the execution of the Forward Issuance Agreement.

     5.     Underwriting or Placement Commissions. In accordance with Section 2(d) of the Forward Issuance Agreement, the Company and BAS agree that (i) with respect to any Issuance completed no later than December 31, 2002, BAS’s underwriting or placement discount, commission or fee shall equal 2.5% of the aggregate gross proceeds of such Issuance, (ii) with respect to any Issuance completed after December 31, 2002 and no later than March 31, 2003, BAS’s underwriting or placement discount, commission or fee shall equal 3.0% of the aggregate gross proceeds of such Issuance and (iii) with respect to any Issuance completed after March 31, 2003 and no later than the Issuance Period End Date, BAS’s underwriting or placement discount, commission or fee shall equal 3.5% of the aggregate gross proceeds of such Issuance.

     6.     Note Agreement. Section 4 of the Forward Issuance Agreement is hereby amended by adding the words “, as the same may be amended from time to time” before the words “(the ‘Note Agreement’)” in the fifth line thereof.

     7.     Prepayment Fees. Section 5 of the Forward Issuance Agreement is hereby deleted in its entirety.

     8.     No Other Modification. Other than as specifically provided herein, this agreement shall not operate to modify any other terms of the Forward Issuance Agreement. The Forward Issuance Agreement shall remain in full force and effect after the execution of this agreement.

     9.     Governing Law. This agreement shall be governed by and construed in accordance with the substantive law of the State of New York.

     10. Counterparts. This agreement may be issued in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Please confirm your agreement with the foregoing by signing and returning a copy of this agreement to the undersigned.

Very truly yours,

ALLIED CAPITAL CORPORATION

By: /s/ Penni F. Roll
Name: Penni F. Roll
Title: Chief Financial Officer

Accepted and Agreed as of
the date first above written:

BANC OF AMERICA SECURITIES LLC

By: /s/ Trevor Ganshaw
      Name: Trevor Ganshaw
      Title: Managing Director

AMENDMENT TO THE
REMARKETING AND CONTINGENT PURCHASE AGREEMENT

     AMENDMENT dated as of September 30, 2002, to the Remarketing and Contingent Purchase Agreement dated as of August 31, 2000 (the “Remarketing Agreement”) by and between Allied Capital Corporation, a Maryland corporation, (the “Company”) and Banc of America Securities LLC, as remarketing agent (the “Remarketing Agent”).

     WHEREAS, the Company is entering into a letter agreement dated as of the date hereof that modifies certain terms of the Note Agreement, dated as of August 31, 2000, between the Company and Intrepid Funding Master Trust;

     WHEREAS, each of the Company and the Remarketing Agent is willing, on the terms and conditions set forth below, to consent to certain modifications to the Remarketing Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.     Definitions; references. Each capitalized term used and not otherwise defined herein shall have the meanings assigned to such term in the Remarketing Agreement.

     2.     Amendment to Definitions in the Remarketing Agreement. Section 1 of the Remarketing Agreement is hereby amended by amending the following definitions to read in their entirety as follows:

           “‘Forward Issuance Agreement’ means the Forward Issuance Agreement dated as of August 31, 2000 between the Company and BAS (as the same may be amended from time to time).”

           “‘Remarketing Maturity Date’ means the later of (i) the first anniversary of the Remarketing Settlement Date on which Replacement Notes are issued and (ii) December 27, 2002.”.

     3.     Effectiveness. This Amendment shall become effective if and only if the Remarketing Agent shall have received duly executed counterparts hereof signed by each of the Company and the Remarketing Agent.

     4.     No Other Modification. Other than as specifically provided herein, this Amendment shall not operate to amend any other terms of the Remarketing Agreement. The Remarketing Agreement shall remain in full force and effect after the execution of this Amendment.

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     5.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law rules thereof.

     6.     Counterparts. This Amendment may be executed in counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

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     IN WITNESS WHEREOF, each of the Company and the Remarketing Agent has caused this Amendment to be executed in its name and on its behalf by one of its duly authorized officers as of the date first above written.

ALLIED CAPITAL CORPORATION

By: /s/ Penni F. Roll
Name: Penni F. Roll
Title: Chief Financial Officer

Confirmed and Accepted
    as of the date hereof:

BANC OF AMERICA
        SECURITIES LLC, not individually,
        but solely as Remarketing Agent

By: /s/ Trevor Ganshaw
        Name: Trevor Ganshaw
        Title: Managing Director

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